UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549
                                  ________

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 OR 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)           April 28, 2016
_________________________________________________________________________

                             UNISYS CORPORATION
_________________________________________________________________________
          (Exact Name of Registrant as Specified in its Charter)


Delaware                         1-8729                      38-0387840
_________________________________________________________________________
(State or Other           (Commission File Number)         (IRS Employer
Jurisdiction of                                       Identification No.)
Incorporation)


                       801 Lakeview Dr., Suite 100
                      Blue Bell, Pennsylvania  19422
_________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_________________________________________________________________________
              (Registrant's telephone number, including area code)

                                      N/A
_________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a) The 2016 annual meeting of stockholders (the "Annual Meeting") of Unisys Corporation (the "Company") was held on April 28, 2016.

(b) The following matters were voted upon at the Annual Meeting and received the following votes:

   (1) The individuals listed below were elected to serve as directors of the Company:

Name            Votes For        Votes       Abstentions     Broker Non-
                                Against                         Votes
-------------------------------------------------------------------------
Peter A.
Altabef         40,116,502       792,732        74,373        5,473,043

Jared L. Cohon  39,727,737     1,194,517        61,353        5,473,043

Alison Davis    35,671,971     5,260,936        50,700        5,473,043

Nathaniel A.
Davis           38,744,763     2,189,076        49,768        5,473,043

Denise K.
Fletcher        39,673,529     1,259,953        50,125        5,473,043

Philippe
Germond         39,934,060       988,902        60,645        5,473,043

Leslie F.
Kenne           39,593,095     1,329,219        61,293        5,473,043

Lee D. Roberts  39,002,528     1,919,312        61,767        5,473,043

Paul E. Weaver  39,696,865     1,216,441        70,301        5,473,043

   (2) A proposal to ratify the selection of KPMG LLP as the company's independent registered public accounting firm for 2016 was approved with 45,913,980 votes for; 309,140 votes against; and 233,530 abstentions.

   (3) A proposal to approve a resolution approving executive compensation on an advisory basis was approved with 33,592,997 votes for; 7,292,773 votes against; 97,837 abstentions; and 5,473,043 broker non-votes.

   (4) A proposal to approve the Unisys Corporation 2016 Long-Term Incentive and Equity Compensation Plan was approved with 38,840,080 votes for; 1,973,433 votes against; 170,094 abstentions; and 5,473,043 broker non-votes.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           UNISYS CORPORATION


Date: May 3, 2016                          By: /s/ Gerald P. Kenney
                                               ---------------------
                                               Gerald P. Kenney
                                               Senior Vice President,
                                               General Counsel and
                                               Secretary